UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2017, the Board of Directors (the “Board”) of Lonestar Resources US Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”) in order to clarify the voting standard for the election of directors. Specifically, the last sentence of Article II, Section 1 of the bylaws was deleted, as shown below:

Section 1. Number, Election and Term of Directors.

The Board of Directors shall consist of one or more members, which number shall be fixed from time to time by action of the Board of Directors or the stockholders. Except as provided in Section 2 of this Article II, the directors shall be elected at the annual meeting of stockholders. Each director shall hold office until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal as hereinafter provided. Elections of directors need not be by written ballot unless the Board of Directors votes to require a written ballot. If the election is to be by written ballot, then, if the Board of Directors authorizes it, a ballot submitted by electronic transmission may satisfy the requirement of a written ballot. Any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that it was authorized by the stockholder or proxyholder. ~~The directors shall be elected by a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors.~~

The voting standard for the election of directors is contained in Article I, Section 7(c) of the Amended and Restated Bylaws.

Item 8.01. Other Events.

The Company will hold its annual meeting of stockholders (the “2017 Annual Meeting”) on May 24, 2017 at 2:00 p.m. Central time, at Texas Capital Bank's Van Zandt Room, 300 Throckmorton, Suite 200, Fort Worth, TX  76102. Holders of record at the close of business on March 31, 2017 will be entitled to vote at the meeting.

Any stockholder seeking to bring business before the 2017 Annual Meeting or to nominate a director at the 2017 Annual Meeting must provide timely notice, as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Specifically, written notice of any proposed business or nomination must be delivered to the Company’s Secretary at the principal executive offices of the Company no later than the close of business on April 17, 2017 (which is the tenth day following the first public announcement of the date of the 2017 Annual Meeting). Any notice of proposed business or nomination must comply with the specific requirements set forth in the Bylaws.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1. Amended and Restated Bylaws of Lonestar Resources US Inc., adopted on April 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: April 7, 2017	By:	/s/ Frank D. Bracken III
	Name:	Frank D. Bracken III
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Lonestar Resources US Inc., adopted on April 3, 2017.